UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	March 21, 2019

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2019, the Board of Directors (the “Board”) of Patrick Industries, Inc. (the “Company”) appointed Pamela Klyn, Derrick Mayes and Denis Suggs as additional independent directors to the Board effective March 21, 2019. Ms. Klyn and Messrs. Mayes and Suggs will serve for a term expiring at the 2019 Annual Meeting of Shareholders or until a successor is duly elected and qualified and will be compensated for their services as a director on the same basis as the Company’s other independent directors.
Ms. Klyn is the Senior Vice President in the Global Product Organization at Whirlpool Corporation, the world's leading major home appliance company headquartered in Benton Harbor, Michigan. Ms. Klyn has served in her current role since 2016 and has held various leadership positions in marketing and engineering within Whirlpool since 1993.

Mr. Mayes is the Vice President of WME/IMG, a strategic advisory firm to the sports and entertainment industry. Mr. Mayes has served in his current role since 2015. Prior to that, Mr. Mayes was the Chief Executive Officer of ExecutiveAction Sports & Entertainment, serving as a strategic adviser to high profile individuals, groups and organizations in the sports and entertainment industry from 2007 to 2015.

Mr. Suggs is the President and Chief Executive Officer of Strategic Materials, a Houston, Texas-based environmental services company and leading supplier of recycled glass in North America. Mr. Suggs has served in his current rule since 2014. Prior to that, Mr. Suggs was the Global Executive Vice President of Americas Operations at Belden, Inc. from 2009 to 2013.

The Company is unaware of any arrangements or understandings between Ms. Klyn and Messrs. Mayes and Suggs and any other person pursuant to which they were selected as directors of the Company and they have no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 25, 2019, the Company issued a press release announcing the appointments. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press Release issued March 25, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: March 25, 2019	By:	/s/ Joshua A. Boone
Joshua A. Boone
Vice President - Finance and Chief Financial Officer